14th Annual ICR Xchange Conference 2012 January 12, 2012

Anthony M. Romano President and Chief Executive Officer Eric M. Specter Executive Vice President and Chief Financial Officer 1

Forward Looking Statements The Company’s presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the Company’s strategic review (including its plan to divest its Fashion Bug brand) may not result in any specific course of action or transaction; the failure to successfully execute our business plans could result in lower than planned sales and profitability, the failure to successfully execute or realize the projected benefits from our real estate strategy relating to store openings and relocations to strip shopping centers could result in lower than planned sales and profitability, the failure to divest Fashion Bug on a favorable or timely basis could distract the Company’s management, cause the Company to continue to sustain losses and affect the execution of other components of its business plan, the failure to realize the benefits from the operation of our credit card program by our third-party provider, the impact of changes in laws and regulations governing credit cards could limit the availability of, or increase the cost of, credit to our customers, the failure to enhance the Company's merchandise and marketing and accurately predict fashion trends, customer preferences and other fashion-related factors, the failure of growth in the women's plus apparel market, the failure to continue receiving financing at an affordable cost through the availability of credit we receive from our bankers, suppliers and their agents, the failure to effectively implement our store closing plans, the failure to continue receiving accurate and compliant e-commerce and third-party processing services, the failure to achieve improvement in the Company's competitive position, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our e-commerce and direct-to-consumer businesses, extreme or unseasonable weather conditions, economic downturns, escalation of energy and transportation costs, adverse changes in the costs or availability of fabrics and raw materials, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the failure of our vendors to deliver quality and timely shipments in compliance with applicable laws and regulations, the interruption of merchandise flow from the Company's centralized distribution facilities and third-party distribution providers, inadequate systems capacity, inability to protect trademarks or other intellectual property, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. 2

Fashion, fit and value in women’s plus-size apparel 3

Strong Market Leadership Positions In Women’s Plus-Size Apparel Market •Charming Shoppes ranks #2* in the $17.4B* market • Largest specialty retailer in the U.S.* •More than half of American women wear size 14 or larger • Lane Bryant’s Cacique brand ranks #3* in the $3.1B* intimate apparel market •According to The NPD Group, Inc., a leading provider of global market information, during the twelve month period ended September 2011. 4

Our Vision Of 10% Adjusted EBITDA* 5 • A Revenue and Profitability Growth Story • Low-to-mid Single Digit Comp Store Sales Increases • Growth of Cacique Intimate Apparel • Improved Sportswear Offerings • Digital Commerce Growth • Migrate and Grow Lane Bryant in Power-strip and Lifestyle Centers *Management goal

Contributors To Our 10% EBITDA Goal* 6 *Management goal

Migrate and Grow Lane Bryant In Power and Lifestyle Centers • Our plans* include: – Relocating approximately 125 stores – Opening approximately 125 new stores – Growing Lane Bryant retail stores to approximately 750 stores – Growing Lane Bryant Outlet to approximately 150 locations • Investment ranging from $250k- $300k net of landlord allowances 7 *Management projections

Current Mall Relo Strip Center ($ in 000's) Average Average Square Feet Per Store 5,800 5,000 Annual Sales $1,000 $1,100 Sales / square foot $172 $220 4-Wall EBITDA $85 $200 4-Wall EBITDA % 9% 18% Incremental EBITDA Per Store $115 # of Stores Opportunity 125 EBITDA Opportunity $14,375 *Management projections Projected to generate a Pre-Tax Return on Investment in excess of 50%. Enhanced Store Profitability Relocations - An Illustrative Example* Higher Productivity in a Smaller Store 8

Current Mall Relo Strip Center ($ in 000's) Average Average Square Feet Per Store 5,800 5,000 Annual Sales $1,000 $1,100 Sales / square foot $172 $220 4-Wall EBITDA $85 $200 4-Wall EBITDA % 9% 18% Incremental EBITDA Per Store $115 # of Stores Opportunity 125 EBITDA Opportunity $14,375 *Management projections Projected to generate a Pre-Tax Return on Investment in excess of 50%. Enhanced Store Profitability Relocations - An Illustrative Example* Sales Increase of 10% - 20%... 9

Current Mall Relo Strip Center ($ in 000's) Average Average Square Feet Per Store 5,800 5,000 Annual Sales $1,000 $1,100 Sales / square foot $172 $220 4-Wall EBITDA $85 $200 4-Wall EBITDA % 9% 18% Incremental EBITDA Per Store $115 # of Stores Opportunity 125 EBITDA Opportunity $14,375 *Management projections Projected to generate a Pre-Tax Return on Investment in excess of 50%. Enhanced Store Profitability Relocations - An Illustrative Example* …And Lower Occupancy Results in Improved EBITDA 10

New Store ($ in 000's) Average Square Feet Per Store 5,000 Annual Sales $900 Sales / square foot $180 4-Wall EBITDA $150 4-Wall EBITDA % 17% Incremental EBITDA Per Store $150 # of Stores Opportunity 125 New Stores EBITDA Opportunity $18,750 Relocations EBITDA Opportunity $14,375 Additional Long-Term EBITDA Opportunity $32M - $34M Enhanced Store Profitability New Stores - An Illustrative Example* New Stores Contribution 11 Results in approximately 300 bps increase to total brand EBITDA / Sales over the next few years.

Improved Sportswear Offerings and Productivity Growth Of Cacique Intimate Apparel • Strengthening Sportswear Offerings – Increased percentage of novelty and fashion – Focus on outfitting solutions – New innovative product launches • Cacique Intimate Apparel – Expand fashion to Outlets – Expand Cacique brand to Catherines –Meaningful and growing digital sales 12

• Outpacing industry growth with consistent increases in sales • Constant innovation • International shipping to 90 countries • 979,000 Facebook fans • 478,000 mobile phone opt-ins Digital Commerce Growth 13

• Strong Balance Sheet • $158 Million in Cash • $140.5 Million in 1.125% Senior Convertible Notes due in 2014 • Inventories Well Managed and Positioned - Down 8% • Positive Operating Cash Flow* • Undrawn $200 Million Credit Facility Balance Sheet and Liquidity at October 29, 2011 14 *Refer to GAAP to non-GAAP reconciliation at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives

Contributors To Our 10% EBITDA Goal* 15 *Management goal

Our Future • Transform Lane Bryant to a high performing lifestyle brand • Strengthen our position as a market leader • Enhance our image as a fashion retailer serving the plus apparel market 16

“Make the customer the hero of your story.” - Author Ann Handley The Hero… 17

14th Annual ICR Xchange Conference 2012 January 12, 2012